UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
January 7, 2021

GTT Communications, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35965	20-2096338
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7900 Tysons One Place
Suite 1450
McLean	Virginia	22102
(Address of principal executive offices)		(Zip code)

Registrant's telephone number, including area code: (703) 442-5500

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.0001 per share	GTT	The New York Stock Exchange
Series A Junior Participating Cumulative Preferred Stock Purchase Rights
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in GTT Communications, Inc.’s (the “Company”) Current Report on Form 8-K filed on December 29, 2020, pursuant to the delayed draw conditions of that certain Priming Facility Credit Agreement, dated as of December 28, 2020 (the “Priming Credit Agreement”), among the Company, GTT Communications B.V., the lenders party thereto and Delaware Trust Company, as administrative agent and collateral agent, the Company is required to, among other things, (i) appoint two additional directors to the board of directors (the “Board”) of the Company and to the Strategic Planning Committee of the Board (the “Strategic Planning Committee”) and (ii) appoint one observer to the Strategic Planning Committee, in each case by January 8, 2021.

On January 7, 2021, the Board appointed Anthony M. Abate and Sherman Edmiston III to each of the Board and the Strategic Planning Committee, effective January 7, 2021. The Board designated Mr. Abate and Mr. Edmiston to each serve until his successor is duly appointed, or until his earlier death, resignation or removal. On January 7, 2021, the Company also appointed Scott D. Vogel as a non-voting observer to the Strategic Planning Committee.

Mr. Abate, 56, has served as the Chief Operating Officer and Chief Financial Officer of Echo360, Inc., an education technology company, since August 2007. He has also served as chairman of the board of directors of Southeastern Grocers, a multi-brand grocery store business, since May 2018, a director for Tops Markets Corporation, a private regional grocery chain, since November 2018, and a director for Denbury, Inc., an independent energy company, since November 2020. Mr. Abate’s previous experience includes serving as a General Partner at Battery Ventures, where he led several mobile and network-based communications investments; as Chief Financial Officer of Grab Networks; as Engagement Manager at McKinsey & Company, focusing on the technology, media and telecom sector; and as a director for Broadview Networks and Cbeyond. Mr. Abate graduated summa cum laude with a BSE in Electrical Engineering from Duke University and holds an MBA with honors from Harvard Business School. The Company believes that Mr. Abate’s extensive business experience and corporate finance background qualify him to serve as one of our directors.

Mr. Edmiston, 58, has served as a Managing Member of HI CapM Advisors, a consulting firm providing strategic and financial advice to corporations, PE firms and hedge funds, since August 2016. He also currently serves as a director of Arch Coal, Inc., the second largest producer of thermal and metallurgical coal in the United States, Arko Corp., a leading independent convenience store operator, Key Energy Services, Inc., a leading provider of oilfield services such as well service rigs and fluid management services in the Permian Basin and California, and Mallinckrodt SpecGX, a leading developer and manufacturer of high-quality specialty generic drugs and bulk API products including opioids and acetaminophen. Mr. Edmiston has previously served as a director of Centric Brands, Inc., Monitronics International, Inc., Maremont Corporation and HCR ManorCare Inc. Mr. Edmiston holds a BSE in Mechanical Engineering from the University of Arizona and an MBA from the University of Michigan. The Company believes that Mr. Edmiston’s expertise in strategic planning, finance and board leadership and his experience as a director of other public companies qualify him to serve as one of our directors.

Mr. Vogel, 45, has been a managing member of Vogel Partners, LLC, a private investment and advisory firm, since July 2016. From 2002 through July 2016, he worked at Davidson Kempner Capital Management, L.L.C., where he was a Managing Director overseeing a team focused on investments in North American companies in financial distress. From 1999 to 2001, he was an analyst at MFP Investors LLC investing in special situations and turnaround opportunities. Prior to MFP Investors, he was an investment banker at Chase Securities. Mr. Vogel has served on numerous boards during his career and is currently a member of the boards of directors of Avaya Holdings Corp., Bonanza Creek Energy, Inc., Contura Energy Inc., CBL & Associates Properties, Inc. and several private companies. He received a BS in business administration from Washington University in St. Louis and an MBA from The Wharton School at the University of Pennsylvania.

Mr. Abate, Mr. Edmiston and Mr. Vogel will each receive a monthly cash retainer of $30,000, payable in advance of the month, for their service as members of the Strategic Planning Committee. Mr. Abate and Mr. Edmiston will not receive any additional compensation for their service on the Board.

In addition, the Board approved the entry into indemnification agreements with Mr. Abate, Mr. Edmiston and Mr. Vogel in substantially the form attached as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on October 28, 2020. The description of the Company’s form of indemnification agreement included in the Company’s Current Report on Form 8-K filed on October 28, 2020 and Exhibit 10.3 thereto are incorporated herein by reference.

Except as described above, there are no arrangements or understandings between either Mr. Abate or Mr. Edmiston and any other persons pursuant to which they were appointed as directors. With respect to Item 404(a) of Regulation S-K, there are no related party transactions involving either Mr. Abate or Mr. Edmiston that would be required to be reported.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 7, 2021, the Board approved an amendment to the Company’s Amended and Restated By-Laws (the “Amendment”) to provide that the number of directors constituting the entire Board shall be not more than thirteen nor less than one, as fixed by the Board. The Amendment increases the maximum number of directors from eleven to thirteen.

The Amendment is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d)      Exhibits
The following exhibit is filed as part of this report:

Number	Description

3.1	Amendment No. 2 to Amended and Restated By-Laws of GTT Communications, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 11, 2021

GTT Communications, Inc.

		By:	/s/ Donna Granato
Donna Granato
Interim Chief Financial Officer